SUPPLEMENT DATED JANUARY 31, 2025
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS
OF
ABACUS FCF LEADERS ETF (ABFL)

(the “Fund”)
(a series of Abacus FCF ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Summary Prospectus.

The Board of Trustees of Abacus FCF ETF Trust has approved reductions in the contractual unitary management fee rate that the Fund pays to its investment adviser, Abacus FCF Advisors LLC (the “Adviser”), under the Fund’s investment advisory agreement. These changes will be effective February 1, 2025. Accordingly, the Fund’s Summary Prospectus is hereby amended as follows:

1.Effective February 1, 2025, the following information replaces in its entirety the information appearing under the heading “Fees and Expenses” in the Summary Prospectus for the Fund:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1,2]	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

1.The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

2.    “Management Fee” has been restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$50	$157	$274	$616

Please keep this supplement with your Summary Prospectus for future reference.

2